                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                DECEMBER 29, 2000
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                WEBMD CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                                  0-24975                               94-3236644
-------------------------------             -------------------------         -----------------------------------
(State or other jurisdiction of             (Commission File Number)          (I.R.S. Employer Identification No.)
       incorporation)


                              RIVER DRIVE CENTER 2
                                 669 RIVER DRIVE
                       ELMWOOD PARK, NEW JERSEY 07407-1361
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (201) 703-3400
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

         ITEM 5.  OTHER EVENTS

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the announcement by the Registrant of the revision of its strategic relationship with The News Corporation Limited, as presented in the press release dated January 2, 2001.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  The following exhibit is filed herewith:

                  99.1 Press Release issued by WebMD Corporation dated January 2, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WEBMD CORPORATION

         Dated: January 4, 2001             By: /s/ CHARLES A. MELE
                                               --------------------------------
                                               Charles A. Mele
                                               Executive Vice President and
                                                 Co-General Counsel

                                  EXHIBIT INDEX

99.1        Press Release issued by WebMD Corporation dated January 2, 2001.